Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Timothy P. Cawley	February 10, 2022
Timothy P. Cawley	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Robert Hoglund	February 17, 2022
Robert Hoglund	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Joseph Miller	February 16, 2022
Joseph Miller	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John McAvoy	February 9, 2022
John McAvoy	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Ellen V. Futter	February 10, 2022
Ellen V. Futter	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John F. Killian	February 11, 2022
John F. Killian	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Karol V. Mason	February 10, 2022
Karol V. Mason	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Dwight A. McBride	February 10, 2022
Dwight A. McBride	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ William J. Mulrow	February 10, 2022
William J. Mulrow	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Armando J. Olivera	February 10, 2022
Armando J. Olivera	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Michael W. Ranger	February 9, 2022
Michael W. Ranger	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Linda S. Sanford	February 10, 2022
Linda S. Sanford	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Deirdre Stanley	February 14, 2022
Deirdre Stanley	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ L. Frederick Sutherland	February 10, 2022
L. Frederick Sutherland	Date